Property, Plant and Equipment, net	12 Months Ended
Dec. 27, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, net

(7) Property, Plant and Equipment, net

Property, plant and equipment, net consisted of the following as of December 27, 2014 and December 28, 2013:

	2014	2013
Land (mineral bearing) and asset retirement costs	$129,957	$107,007
Land (non-mineral bearing)	112,932	81,331
Buildings and improvements	86,702	77,535
Plants, machinery and equipment	622,466	553,113
Mobile equipment and barges	182,334	117,828
Office equipment	14,087	10,001
Truck and auto fleet	22,821	19,165
Landfill airspace and improvements	48,513	46,841
Construction in progress	8,445	29,560
Other	1,719	1,779

Property, plant and equipment	1,229,976	1,044,160
Less accumulated depreciation, depletion and amortization	(279,375)	(212,382)

Property, plant and equipment, net	$950,601	$831,778

Depreciation, depletion and amortization expense of property, plant and equipment was $85.8 million, $71.4 million and $68.6 million for the years ended December 27, 2014, December 28, 2013 and December 29, 2012, respectively.

Property, plant and equipment at December 27, 2014 and December 28, 2013 included $30.0 million and $11.3 million, respectively, of capital leases for certain equipment and a building with accumulated amortization of $3.6 million and $1.3 million, respectively. The equipment leases generally have terms of less than five years and the building lease had an original term of 30 years. Approximately $17.5 million of the future obligations associated with the capital leases are included in accrued expenses and the present value of the remaining capital lease payments is included in other noncurrent liabilities on the consolidated balance sheets. Future minimum rental commitments under long-term capital leases are $18.1 million, $5.1 million, $5.3 million, $0.7 million and $0.7 million for the years ended 2015, 2016, 2017, 2018 and 2019, respectively.